UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2010
SYNTROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34490	73-1565725

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5416 S. Yale Avenue, Suite 400 Tulsa, Oklahoma	74135

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (918) 592-7900
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
See conference call script attached as exhibit.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
The following exhibits are filed herewith:
99.1	May 11, 2010 Conference Call Script — 1st Quarter 2010 Financial Results and Operations update

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNTROLEUM CORPORATION
Date: May 11, 2010
	By:	/s/ Karen L. Gallagher
Karen L. Gallagher
Senior Vice President, Principal Financial Officer